UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 10, 2012

AMERICAN CAMPUS COMMUNITIES, INC.

(Exact name of Registrant as specified in its Charter)

Maryland	001-32265	760753089
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

12700 Hill Country Boulevard, Suite T-200 Austin, TX		78738
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (512) 732-1000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On January 10, 2012, American Campus Communities, Inc., as Parent Guarantor (the “Company”), entered into a First Amendment to Third Amended and Restated Credit Agreement (the “First Amendment”) with American Campus Communities Operating Partnership LP, the Company’s operating partnership, as Borrower; certain other subsidiaries of the Company listed on the signature pages thereto, as Subsidiary Guarantors; the lenders listed on the signature pages thereto, as Lenders; and KeyBank National Association, as Administrative Agent. Pursuant to the First Amendment, the Company’s $200 million senior unsecured term loan was increased in size to $350 million, such that, when combined with the Company’s $450 million senior unsecured revolving facility, the Company has an aggregate facility of $800 million, which may be expanded by up to an additional $100 million upon the satisfaction of certain conditions. Also, the maturity date of the term loan was extended from May 20, 2015 to January 10, 2017 and the maturity date of the revolving facility was extended to January 10, 2016 (which can be extended for an additional 12 months to January 10, 2017 subject to the satisfaction of certain conditions). The First Amendment provides for the interest rate on each loan at a variable rate, at the Company’s option, based upon a base rate or one-, two-, three- or six-month LIBOR, plus, in each case, a spread based upon the Company’s investment grade rating from either Moody’s Investor Services, Inc. or Standard & Poor’s Rating Group, which spreads are more favorable than those contained in the prior facility.

The amended facility is available to, among other things, fund future property development, acquisitions, and other working capital needs. The Company intends to use the proceeds from the expanded term loan to repay outstanding amounts on the revolving facility incurred for the acquisition of properties.

The description herein of the Agreement is qualified in its entirety, and the terms therein are incorporated herein, by reference to the Agreement filed as Exhibit 99.1 hereto.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant

The information contained in Item 1.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

The Exhibits to this Report are listed on the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2012	AMERICAN CAMPUS COMMUNITIES, INC.

	By:	/s/ Jonathan A. Graf
Jonathan A. Graf
Executive Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit Number	Title

99.1	Form of First Amendment to Third Amended and Restated Credit Agreement dated as of January 10, 2012 among American Campus Communities Operating Partnership LP, as Borrower, American Campus Communities, Inc., as Parent Guarantor, the other entities listed on the signature pages thereof as Guarantors, the banks, financial institutions and other institutional lenders listed on the signature pages thereof as Lenders, and KeyBank National Association, as Administrative Agent.